Void after 5:00 p.m., New York, New York time, on November 11, 2001

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE EXERCISED, OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED UNDER THIS WARRANT AND THEN ONLY IF REGISTERED UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION ANNEXED TO THIS WARRANT.


                     ---------------------------------------

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             LASERSIGHT INCORPORATED


         1. Grant of Warrant. This is to certify that, for value received, Mercacorp, Inc. ("Mercacorp") or its permitted assigns (individually, "Holder" and collectively, "Holders") are entitled, subject to the terms set forth below, to purchase from LaserSight Incorporated, a Delaware corporation (the "Company") or its successors or assigns, seven hundred fifty thousand (750,000), fully paid, validly issued and non-assessable shares of common stock, $0.001 par value, of the Company ("Common Stock") at any time during the period beginning on the date hereof and ending at 5:00 p.m. New York, New York time, on November 11, 2001 (such period, the "Exercise Period") at an initial exercise price equal to $5.00 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as provided in Section 19. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         2. Exercise of Warrant. This Warrant may only be exercised during the Exercise Period, in whole or in increments of 50,000 shares of Common Stock (each such increment hereinafter referred to as a "Lot"). This Warrant may be exercised, subject to the provisions hereof, by presentation and surrender hereof to the Company at its principal office (or such other office or agency of the Company as it may from time to time designate by notice in writing to Holder at the address of Holder appearing on the books of the Company ("Other Office")) with the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and accompanied by payment of the Exercise Price by wire transfer, certified or official bank check. As soon as practicable after each such exercise of the Warrant, but not later than five (5) business days from the date of such exercise, the Company shall issue and mail to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, unless such date is not a day on which banks are open for business in New York, New York, in which case this Warrant shall be deemed to have been exercised on the first succeeding day on which banks are open for business in New York, New York (such date, the "Exercise Date"). The person entitled to receive the shares of Common Stock issuable upon such exercise shall be deemed to be the holder of record thereof from and after the Exercise Date, notwithstanding that certificates representing such Warrant Shares shall not then have been physically delivered.

         3. Forfeiture of Warrant. By its acceptance of this Warrant, the Holder acknowledges and agrees that in the event that that certain warrant to purchase seven hundred fifty thousand shares (750,000) of the Company's Common Stock at an Exercise Price of $4.00 per share, originally issued to Mercacorp and dated as of the date hereof, is cancelled in accordance with the terms of Section 3 of such warrant, this Warrant shall be immediately cancelled and the Holder will have no further rights under this Warrant, and the Company will have no further obligations under this Warrant.

         4.       Option to Repurchase.

                  (a) At anytime after the date hereof, at the option of the Company, the Company may repurchase all or any portion of this Warrant at a price of $1.00 per share, provided that (i) any such repurchase shall be made in equal Lots, (ii) the option granted under this Section 4(a) shall not be exercised with respect to any portion of this Warrant that the Holder has elected to exercise, and (iii) the Holder shall have the right to exercise all or any portion of this Warrant during the ten (10) day period immediately following the date the Company provides notice that it has elected to exercise it option pursuant to this Section 4(a).

                  (b) At least five (5) business days prior to the repurchase of any unexercised portion of this Warrant pursuant to Section 4(a), the Company shall send written notice to the Holder notifying the Holder of the repurchase to be effected, specifying the number of Lots being repurchased, the date and time of such repurchase, the place at which payment may be obtained, and calling upon the Holder to surrender to the Company, in the manner and place designated, such unexercised portion of this Warrants being repurchased. On or after the date designated for repurchase, the Holder shall surrender to the Company certificates or other documents representing such warrants, in the manner and at the place designated in the repurchase notice, and thereupon (i) the repurchase price with respect to that portion of this Warrant being repurchased shall be paid to the Holder, and (ii) that portion of this Warrant which is repurchased shall be cancelled.

         5. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall from time to time be required for issuance and delivery upon exercise of the Warrant in full.

         6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Any fractional share to which Holder would otherwise be entitled shall be rounded to the nearest whole share.

         7. Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as named in the Warrant Register and at the address shown on the Warrant Register in accordance with Section 26. Until this Warrant is transferred on the Warrant Register of the Company in accordance with the provisions hereof, the Company may treat the Holder named in the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. If this Warrant is transferred in accordance with the provisions hereof or a Holder's address as shown on the Warrant Register changes and the Company is provided notice thereof in accordance with the provision hereof, the Company shall record such transfer or change of address on the Warrant Register as soon as practicable after receiving such notice.

         8. Warrant Agent. The Company may, by written notice to all Holders, appoint an agent ("Warrant Agent") who may at the option of the Company be the Company's transfer agent or an individual employed by the Company for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, or replacing this Warrant. Thereafter, any such registration, issuance, exchange, or replacement shall be made at the office of the Warrant Agent. The Warrant Agent shall be bound by all terms and conditions of this Warrant, and the Company shall at all times compel the Warrant Agent to perform all of its obligations under this Warrant.

         9.       Transfer, Exchange or Replacement.

                  (a) Transferability and Non-Negotiability of Warrant. Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by Holder and the transferee or assignee thereof, including delivery of investment intent representation letter and a legal opinion in the form annexed hereto from counsel reasonably satisfactory to the Company, to the effect that such transfer or assignment is exempt from the registration requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "Securities Act"), and any applicable state securities laws. Subject to the preceding sentence and the requirements of Section 9(b) below, this Warrant may be transferred by endorsement (by Holder executing the Assignment Form annexed hereto with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program) and delivery thereof to the Company or the Warrant Agent, as applicable, together with payment of any applicable transfer taxes.

                  (b) Notwithstanding anything set forth in this Section 9 to the contrary, Holder acknowledges and agrees that it shall not transfer this Warrant in whole or in Lots to (i) any individual, firm, corporation, limited liability company, partnership, trust or other entity, including any successor (by merger or otherwise) of such entity (collectively, "Person"), other than the Company, who or which, together with all Affiliates and Associates (as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the "Exchange Act")) of such Person, beneficially owns at the time of such transfer, or beneficially owned at any time during the ninety (90) day period immediately prior to such transfer, more than one percent (1%) of the then issued and outstanding Common Stock, or securities convertible or exercisable into, or exchangeable for, Common Stock, immediately prior to any proposed transfer of the Warrant, or (ii) Summit Technology, Inc., Visx, Incorporated, Autonomous Technologies Corporation, Chiron Corporation, or Bausch & Lomb Incorporated or any their respective Affiliates or successors (by merger or otherwise).

         For purposes of this Section 9(b) a Person shall be deemed to "beneficially own" any securities (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; or (B) the right to vote (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, for the purpose of acquiring, holding, voting (other than pursuant to a revocable proxy or consent as described in the proviso to clause (ii)(B) hereof) or disposing of any securities of the Company.

                  (c) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form with Holder's signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, and subject to Section 9(a), the Company at its expense shall issue to Holder a new warrant or warrants of like tenor, in the name of Holder or as Holder (on payment by Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  (d) Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, on delivery of a third-party indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         10.      Compliance with Securities Laws.

                  (a) Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder's own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except as may be permitted under this Warrant and then only (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

                   (b) Certificates for all Warrant Shares shall bear a legend in substantially the following form:

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED

         UNDER SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, SUCH OPINION TO BE IN THE FORM OF OPINION PREVIOUSLY AGREED TO BY THE COMPANY.
 .

         11. Rights of the Holder. Subject to Sections 19 and 20, and until the Warrant shall have been exercised as provided herein, Holder shall not be entitled to vote, receive dividends or other distributions on, or be deemed the holder for any purpose of, any Warrant Shares or any other securities of the Company that may from time to time be issuable upon the exercise hereof, nor shall Holder, in such capacity, enjoy any of the rights of a stockholder of the Company or any right to vote on, or consent (or withhold consent) to, the election of directors of the Company or any other matter submitted to the stockholders of the Company, or to receive notice of meetings thereof.

         12.      Registration of Warrant Shares.

                  (a)      The Company shall:

                           (i) prepare and, on or prior to thirty (30) days after the date hereof, file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 or any successor form promulgated by the SEC in respect of all the Warrant Shares on an appropriate form for a secondary offering to be made on a continuous basis by the Company pursuant to Rule 415 (the "Shelf Registration Statement"); and

                           (ii) subject to Section 13 hereof, use its best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after such filing.

In addition to the Warrant Shares, the Company may include in the Shelf Registration Statement shares of Common Stock held by any holder of equity securities of the Company or any securities convertible into or exercisable or exchangeable for such equity securities, which holder is entitled by written agreement with the Company to have some or all of such securities included in the Shelf Registration Statement.

                  (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective at all times until such date as is the earlier of: (i) the date on which all of the Warrant Shares have been sold,
(ii) the date on which all of the Warrant Shares may be immediately sold to the public without registration conditions or limitations, whether pursuant to Rule 144 or otherwise, and (iii) the date which is the one year anniversary of the date hereof; provided that such one-year period shall be extended by the number of days during which a Blackout Period (as defined herein) or a Holdback Period (as defined herein) is in effect or is invoked. (The period of time commencing on the date the Shelf Registration Statement is declared effective and ending on the earliest of the foregoing dates shall be referred to as the "Registration Period"). Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Shelf Registration Statement will receive no action or no review from the SEC, subject to Section 13 hereof, the Company shall cause such Shelf Registration Statement to become effective within seven (7) business days of such SEC notification. Subject to Section 13 hereof, the Company shall use its best efforts to amend and supplement the prospectus contained in the Shelf Registration Statement (the "Prospectus") in order to permit such Prospectus to be lawfully delivered until the end of the Registration Period.

                  (c) In connection with the Shelf Registration Statement, the Company shall:

                            (i)  mail to each  Holder  a copy of the  Prospectus
forming part of the Shelf Registration Statement;

                            (ii) otherwise comply in all material  respects with
all applicable federal securities laws, rules and regulations.

                  (d) Upon the occurrence of a Blackout Event (as defined herein) or the triggering of a Holdback Period, the Company shall notify Holder of such occurrence in accordance with Section 26. Upon such notice being provided Holder agrees not to sell any Warrant Shares pursuant to the Shelf Registration Statement until the Company has notified Holder that the Blackout Period or Holdback Period, as applicable, is no longer in effect.

                  (e) Subject to Section 13 hereof, the Company shall promptly supplement and amend the Shelf Registration Statement if required by the Securities Act or if reasonably requested by the Holders of a majority of the Warrant Shares then transferable pursuant to such Shelf Registration Statement.

                  (f) Each Holder agrees to notify the Company promptly, but in any event within three (3) business days, after the date on which all Warrant Shares owned by such Holder have been sold by such Holder so that the Company may comply with its obligation to terminate the Shelf Registration Statement in accordance with Item 512 of Regulation S-K.

                  (g) The Company hereby represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Holders of the Warrant Shares, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         13.      Blackout Period and Holdback Events.

                  (a) During any period of up to 90 days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act the Shelf Registration Statement, or, if applicable, the Holders will discontinue the offer and sale of Warrant Shares pursuant to the Shelf Registration Statement.

                  (b) The Holders shall not, if requested by the managing underwriter or underwriters of an underwritten offering and if all affiliates of the Company (as defined in Rule 144(a)(1) under the Securities Act) have been likewise required, effect any public or private sale of any Common Stock, including a sale pursuant to Rule 144, during the period ("Holdback Period") beginning 14 days prior to, and ending 90 days after, the effective date of the registration statement relating to a public offering of Common Stock, or other securities convertible into, or exercisable or exchangeable for, Common Stock that is underwritten on a firm commitment basis.

                  (c) The aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 180 days during the Registration Period, provided that the aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 90 days in any 12 month period during the Registration Period.

                  (d) The Company shall promptly notify the Holders in writing of any decision not to file the Shelf Registration Statement or not to cause the Shelf Registration Statement to be declared effective or to discontinue sales of Warrant Shares pursuant to this Section 13, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume.

                  (e) For purposes of this Warrant "Blackout Event" shall mean a determination by the Company made in good faith, after consulting with outside securities counsel, that the registration of Warrant Shares under the Securities Act or the continuation of the disposition of Warrant Shares pursuant to the Shelf Registration Statement at such time (i) would have a material adverse effect upon a proposed material sale of all (or substantially all) of the assets of the Company or a proposed material merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) would require the Company to make a public disclosure of information, which disclosure has been determined by the Company, after consultation with outside securities counsel, not to be in the best interests of the Company.

                  (f) Other holders of Common Stock, or securities convertible or exercisable into, or exchangeable for, Common Stock (the "Other Blackout Holders") have agreed that trading pursuant to an effective Company registration statement may be suspended due to the occurrence of events the same as or substantially similar to the events described in Section 13(e). Therefore, notwithstanding anything else to the contrary herein, the Holders will not be subject to a Blackout Event unless the Company notifies all Other Blackout Holders that such holders must suspend trading pursuant to an effective Company registration statement due to such Blackout Event.

         14. Registration Procedures. In connection with the filing of the Shelf Registration Statement, the Company shall effect such registrations to permit the sale of the Warrant Shares covered thereby in accordance with the intended method or methods of disposition thereof, and in connection with the Shelf Registration Statement the Company shall:

                  (a) Notify the selling Holders of Warrant Shares promptly (but in any event within five business days), and confirm such notice in writing: (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, and (iii) any request by the SEC for the amending or supplementing of such registration statement, prospectus or prospectus supplement.

                  (b) Use its best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of the Prospectus or suspending the qualification (or exemption from qualification) of any of the Warrant Shares for sale in any jurisdiction and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order or suspension of qualification or exemption from qualification at the earliest practicable time.

                  (c) Furnish to each selling Holder of Warrant Shares and to any underwriter participating in such registration at the sole expense of the Company at least one conformed copy of the Shelf Registration Statement including financial statements and schedules thereto and each post-effective amendment thereto and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits as soon as practicable after such Holder or underwriter so requests.

                  (d) Deliver to each  selling  Holder of Warrant  Shares and to any underwriter participating in such registration at the sole expense of the Company as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Holder may reasonably request; and, subject to the last paragraph of this Section 14, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Warrant Shares and the underwriters, if any, in connection with the offering and sale of the Warrant Shares covered by such Prospectus and any amendment or supplement thereto.

                  (e) Prior to the effectiveness of the Shelf Registration Statement and thereafter, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Warrant Shares in connection with the registration or qualification (or exemption from such registration or qualification) of such Warrant Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any selling Holder reasonably requests; keep each such registration or qualification (or exemption therefrom) effective during the period the Shelf Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Warrant Shares covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 14(e), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the Company's Board of Directors determines to be contrary to the best interests of the Company and its stockholders.

                  (f) Cooperate with the selling Holders of Warrant Shares to facilitate the timely preparation and delivery of certificates representing Warrant Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form in compliance with any applicable rules of a stock exchange on which the Common Stock is then listed; and enable such Warrant Shares to be in such denominations and registered in such names as Holders may reasonably request.

                  (g) Upon the occurrence of any event or any information becoming known to the Company that makes any statement made in the Shelf

Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, as promptly as practicable prepare and file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Shelf Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Warrant
Shares being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) Prepare and file with the SEC, promptly upon the request of any Holder, any amendments or supplements to the Shelf Registration Statement or prospectus which, in the judgment of counsel for the Company, is required under the Securities Act in connection with the distribution of the Warrant Shares by such Holders.

                  (i) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

                  (j) Cooperate with each seller of Warrant Shares covered by the Shelf Registration Statement in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                  (k) Use its reasonable best efforts to cause, at its own expense, all Warrant Shares relating to the Shelf Registration Statement to be listed on each securities exchange, if any, or quoted on any broker-dealer quotation system on which similar securities issued by the Company are then listed.

                  (l) Furnish an opinion, dated as of the effective date of the Shelf Registration Statement, of the counsel representing the Company for the purpose of such registration addressed to the underwriters, if any, making such request, covering such matters as are customarily covered by such opinions and as such underwriters may reasonably request. Use its reasonable best efforts to furnish letters dated as of the effective date of the Shelf Registration Statement, from independent certified public accountants of the Company addressed to the underwriters, if any, making such request, covering such matters as are customarily covered by such letters and as such underwriters may reasonably request.

         The Company may require each seller of Warrant Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Warrant Shares as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Warrant Shares of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

         Each Holder of Warrant Shares understands that the Securities Act may require delivery of the Prospectus in connection with any sale thereof pursuant to the Shelf Registration Statement, and each such Holder shall comply with the applicable Prospectus delivery requirements of the Securities Act in connection with any such sale.

         Each Holder of Warrant Shares agrees by acquisition of such Warrant Shares that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 14(a)(ii) hereof or any information becoming known that makes any statement made in the Shelf Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, such Holder will forthwith discontinue disposition of such Warrant Shares covered by the Shelf Registration Statement or the Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 14(d) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, the Registration Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Warrant Shares covered by the Shelf Registration Statement, as the case may be, shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 14(d) hereof or (ii) the Advice.

         15. Expenses. With respect to such registration, the Company shall bear all fees, costs and expenses, including without limitation all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdiction in which the Warrant Shares are to be registered or qualified, but excluding any underwriting discounts and commissions and transfer taxes and any other related selling expenses incurred by the selling Holders. The selling Holders will be responsible for fees and disbursements of such parties' counsel and accountants.

         16. Indemnification By the Company. With respect to such registration, the Company will indemnify and hold harmless each Holder of Warrant Shares which are included in a registration statement pursuant to the provisions of this Warrant, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holders and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, claim, damage, liability, cost (including without limitation the reasonable cost of investigation of any claim) and expense, joint or several, to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based on (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Exchange Act, any state securities law, or any rule or regulation promulgated under any of the aforementioned statutes, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.


         17. Indemnification By Holders. With respect to such registration, each Holder of Warrant Shares which are included in a registration statement pursuant to the provisions of this Warrant will, jointly and severally, indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, from and against, and will reimburse the Company and each such controlling person, with respect to, any and all loss, claim, damage, liability, cost (including without limitation the reasonable cost of investigation of any claim) and expense, joint or several, to which the Company or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto made in conformity with information furnished by such Holder specifically for use in the preparation thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading made in conformity with information furnished by such Holder specifically for use in the preparation thereof; or (iii) any violation or alleged violation by the Company of the Exchange Act, any state securities law, or any rule or regulation promulgated under any of the aforementioned statutes, provided that any such loss, claim, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder specifically for use in the preparation thereof.

         18. Rule 144. From the effective date of the Shelf Registration Statement, the Company shall use its reasonable best efforts to timely prepare and file all documents required to be filed with the SEC as shall be necessary to enable the Holders to sell unregistered Warrant Shares in accordance with Rule 144 under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         19. Anti-Dilution Provisions. So long as this Warrant, or any portion thereof, shall remain outstanding and unexpired, the Exercise Price in effect from time to time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

                  (a) If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares (any of the foregoing, a "Dilutive Event"), the Exercise Price in effect at the time of the record date for such Dilutive Event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Dilutive Event, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Event (such fraction, the "Adjustment Factor"). Such adjustment shall be made successively whenever any Dilutive Event shall occur.

                  (b) If the Company shall issue rights or warrants to all, but not less than all, of the holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Market Price (as defined below) of the Common Stock on the record date specified below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. The "Current Market Price" per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive business days immediately before such date.

                  (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 19(a) or 19(b), the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by dividing the number of shares issuable upon exercise of this Warrant by the Adjustment Factor.

                  (d) If at any time, as a result of an adjustment made pursuant to this Section 19(e) or 19(f), the Holder of this Warrant shall thereafter become entitled to receive any shares of the Company, other than Common Stock or shares of any issuer other than the Company, thereafter the Exercise Price and the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 19(a), 19(b) and 19(c).

                  (e) If the Company by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 19.

                  (f) If at any time there shall be (i) a reorganization (other than a subdivision, combination, reclassification, or other change of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 19. The foregoing provisions of this Section 19(f) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporate that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (g) Whenever the Exercise Price shall be adjusted as required by the provisions of Section 19, the Company shall promptly file in the custody of its Secretary or an Assistant Secretary at its principal office or Other Office and with the Warrant Agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock or other securities, if any, issuable upon exercise of this Warrant and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such certificate shall be made available at all reasonable times for inspection by Holder and the Company shall forthwith after each such adjustment mail a copy of such certificate to Holder at its address last appearing in the Warrant Register.

         20. Notices to Warrant Holders. If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, (i) the Company shall pay any dividend or make any distribution upon the Common Stock (other than regular quarterly cash dividends or dividends paid in the form of Common Stock),
(ii) the Company shall offer to the holders of Common Stock generally for subscription or purchase by them any share of the Company of any class or any other rights issued by the Company, or (iii) the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to Holder at its address specified in the Warrant Register, at least 10 days prior to the date specified in (x) or (y) below, as applicable, a notice containing a brief description of the proposed event described in (i),
(ii) or (iii) above and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the date, if any, is be fixed, as of which the holders of the Common Stock or other securities shall receive cash or other property deliverable upon such event. Notwithstanding the above, the failure to give such notice shall not affect the validity of any transaction for which the notice was required to be given.


         21. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without regard to such state's conflict of law provisions.

         22. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         23. Standstill. Mercacorp and, if applicable, such other Holder acknowledges that it is a condition to the Company's agreement to issue this Warrant to Mercacorp that Mercacorp and, if applicable, such other Holder agree that it will not, and will direct their respective Affiliates and Associates, and directors, officers, employees and agents of Mercacorp and, if applicable, such other Holder and their respective Affiliates and Associates, not to, directly or indirectly, for a period beginning on the date hereof and ending on the first to occur of (i) November 10, 2001, or (ii) the expiration of the twelve (12) month period immediately following the date on which all 750,000 Warrant Shares have been issued under this Warrant (the "Standstill Period"), unless in any such case specifically invited in writing to do so by the Board of Directors of the Company:

                   (a) purchase, acquire or own, or offer or agree to purchase, acquire or own, directly or indirectly, Common Stock (or securities convertible or exercisable into, or exchangeable for, Common Stock) which at any time would result in Mercacorp and, if applicable, such other Holder in the aggregate owning, directly or indirectly, more than 1,650,000 shares of Common Stock;

                  (b) make, or in way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in an "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company or seek to advise or influence any person with respect to the voting of any voting securities of the Company;

                  (c) execute any written consent in lieu of a meeting of holders of securities of the Company or any class thereof unless such written consent is solicited by the Board of Directors of the Company;

                  (d) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act or induce or attempt to induce any other person to initiate any stockholder proposal;

                  (e) acquire or affect the control of the Company or directly or indirectly participate in or encourage the formation of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) which owns or seeks to acquire ownership of voting securities of the Company, or to acquire or affect control of the Company;

                   (f)  call  or  seek  to  have   called  any  meeting  of  the
          stockholders of the Company;

                  (g) seek election to or seek to place a representative on the Board of Directors of the Company or seek the removal of any member of the Board of Directors of the Company;

                  (h) otherwise act, directly or indirectly, alone or in concert with others, to seek to control or to influence in any manner the management, board of directors, policies or affairs of the Company, or propose or seek to effect or negotiate with or provide financial assistance (by loan, capital contribution or otherwise) or information to any party with respect to any form of business combination transaction (including, without limitation, a merger, consolidation or acquisition or disposition of significant assets of the Company or any other entity) with the Company or any affiliate thereof or any restructuring, recapitalization or similar transaction with respect to the Company or any affiliate thereof;

                  (i) instigate, encourage, assist or render advice to or make any recommendation or proposal to any person or other entity to engage in any of the actions covered by clauses (a) through (h) of this
         Section 23, or render advice with respect to voting securities of the Company;

                  (j) except to the extent required by law, make any public statement (or make available to any member of the news media any information) with respect to any of the matters covered by clauses (a) through (h) of this section 23, or with respect to the terms and conditions of, or any of the facts related to, this Warrant; or

                  (k) request any waiver, modification, termination or amendment of this Section 23 or the relinquishment by the Company of any rights with respect thereto.

         For purposes of this Section 23, the term "voting securities" shall mean (i) any securities which are entitled to vote upon any matters, whether such securities are entitled to vote on such matters in all events or only upon the occurrence of a default or other contingencies, or (ii) any options, warrants, rights or securities which by their terms may be convertible into or exchangeable for any security described in clause (i) of this sentence. The restrictions set forth in this Section 23 shall survive Mercacorp's and, if applicable, such other Holder's exercise of the last of the Lots and shall continue until the expiration of the Standstill Period.

         24. Authorization. The Company and Mercacorp each represent and warrant to the other that (i) each such party is duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation,
(ii) each such party has the requisite corporate power and authority to execute this Warrant and to carry out and perform the terms and provisions of this Warrant, and (iii) this Warrant constitutes the valid and legally binding obligation of such party.

         25. Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         26. Notice. Any notice required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed to be delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:


                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Orlando, Florida 32792
                           Telecopy:  (407) 678-9982
                           Attn:    Chief Financial Officer


                  And:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telecopy: (312) 876-7934
                           Attn:    Paul J. Miller, Esq.


                  With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue, Suite 901
                           St. Louis, Missouri 63105
                           Telecopy: (314) 746-4848
                           Attn:    Timothy L. Elliott, Esq.


                  If to the Holder:

                           Mercacorp, Inc.
                             care of:
                                    Ziegler, Ziegler & Altman LLP
                                    750 Lexington Avenue
                                    New York, New York 10022
                                    Telecopy: (212) 319-7605
                                    Attn:   Steven Altman, Esq.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized, as of the date below.

Dated as of:  November 11, 1998
LASERSIGHT INCORPORATED

                                                    /s/Michael R. Farris
                                             By:    ----------------------------
                                                    Michael R. Farris, President

                                                    /s/Gregory L. Wilson
                                         Attest:    ----------------------------
                                                    Gregory L. Wilson, Secretary


ACCEPTED AND AGREED:

MERCACORP, INC.


By: --------------------------

Title: -----------------------

Date:  November 11, 1998

                              FORM OF LEGAL OPINION

                               _____________, 1998


LaserSight Incorporated
3300 University Blvd.
Suite 140
Orlando, Florida  32792

         Re:      Warrant Transfer

Gentlemen:

         We have acted as counsel to [Mercacorp, Inc. or other holder] , a corporation organized under the laws of ________________________ (the "Company"), in connection with the transfer of the Warrant, dated November 11, 1998, to purchase 750,000 shares of common stock, $.001 par value, of LaserSight Incorporated (the "Warrant") to _________________________ ("Transferee").

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Warrant and such agreements, instruments, certificates, representations, documents and records, and have made such other investigations, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. As to any facts material to the opinions expressed herein, we have relied upon oral or written statements and representations of officers and other representatives of the Company and Transferee.

         The Transferee has represented that it is acquiring the Warrant (i) for investment and not for distribution or resale, and (ii) solely for Transferee's own account and not as a nominee for any other person.

         Based upon and subject to the foregoing, we are of the opinion that the transfer of the Warrant from the Company to Transferee is exempt from the registration requirements of the Securities Act of 1933 (the "Act").

         We express no opinion as to the laws of any jurisdictions other than the Federal securities laws of the United States of America in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such laws be changed by legislative or administrative action, judicial decision or otherwise.

         This opinion is solely for the benefit of you and your counsel and can not be relied upon by any other person, corporation or entity.

                               NOTICE OF EXERCISE



TO:  LaserSight Incorporated                      Dated:  ______________, 199___


         (1) The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______________ shares of Common Stock and hereby makes payment of ______________ in payment of the actual exercise price thereof.



                                     ------------------------------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

         (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name:_________________________________________________________________________
                  (Please typewrite or print in block letters)

Name:_________________________________________________________________________

Address: __________________________________________________________

Signature:__________________________________________________________________


(All signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name:_________________________________________________________________________
            (Please type or print name of Assignee in block letters)

Address:_______________________________________________________________________

Number of Shares:______________________________________________________________

and does hereby irrevocably constitute and appoint ______________________________, attorney to make such transfer on the books of LaserSight Incorporated, maintained for the purpose, with full power of substitution in the premises.

Dated: ___________________________

Signature of Holder: ____________________________

         The undersigned ASSIGNEE acknowledges that neither the within Warrant nor, if the Shelf Registration Statement contemplated by Section 12 of this Warrant has not been declared effective, any of the Warrant Shares (as defined in the Warrant) have been registered under the Securities Act of 1933, and the undersigned ASSIGNEE represents and warrants to the Company that the Warrant and the Warrant Shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned ASSIGNEE will not offer, sell, pledge or otherwise transfer the Warrant or the Warrant Shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws or (ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

Dated: ___________________________

Signature of Assignee:  ____________________________



(All signatures must be guaranteed by an eligible institution that is a member of a recognized medallion signature guaranty program.)